EXHIBIT 10.10
                                                                   -------------





                            SI HANDLING SYSTEMS, INC.

                         EXECUTIVE EMPLOYMENT AGREEMENT


           THIS EXECUTIVE EMPLOYMENT AGREEMENT is made as of the 29th day of March , 1999 by and between William Johnson, a resident of Chagrin Falls, OH, (the "Employee"), and SI Handling Systems, Inc., a corporation organized and existing under the laws of the Commonwealth of Pennsylvania (the "Company").

           WHEREAS, the Company is engaged in the business of designing, selling, installing and servicing integrated automated material handling systems for industrial, warehousing and distribution customers (the "Business").

           WHEREAS, the Company desires to employ the Employee and the Employee desires to be employed by the Company, upon the terms and conditions hereinafter set forth.

           NOW,  THEREFORE,   in  consideration  of  the  mutual  covenants  and
obligations contained herein, and intending to be legally bound, the parties, subject to the terms and conditions set forth herein, agree as follows:

           1. Employment and Term. The Company hereby employs the Employee as an
              --------------------
"at will" employee and the Employee hereby accepts employment with the Company as an "at will" employee, for a period commencing on March 29, 1999 (the "Commencement Date") and continuing until terminated in accordance with the provisions of Section 7 hereof (the "Term"), to hold the office of President of the Company during the Term from and after the Commencement Date and, in addition, to hold the office of Chief Executive Officer of the Company during the Term from and after July 21, 1999 (such office, as applicable, referred to herein as the "Position"). The Board of Directors of the Company at its meeting on March 31, 1999 shall take such action as may be necessary to expand the size of the Board of Directors by one (1) and to elect the Employee to be a member of the Board of Directors; thereafter, for so long as the Employee continues to serve in the Position, at each annual meeting of shareholders of the Company, the Board of Directors shall use all reasonable efforts to cause the Employee to be nominated for election as a member of the Board of Directors.

           2.  Duties.  During the Term,  the  Employee  shall serve the Company
               ------
faithfully and to the best of his ability and shall devote his full time, attention, skill and efforts to the performance of the duties required by or appropriate for the Position. Subject to the oversight of the Board of Directors, the Employee shall (i) have responsibility for the exercise of the executive authority of the Company, being the general and active management of the business of the Company and the carrying into effect of all orders and resolutions of the Board of Directors, which executive


                                     - 1 -


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authority may be delegated by the Employee to other officers and/or employees of the Company, and (ii) such duties and responsibilities as may be assigned to him from time to time by the Board of Directors. The Employee shall report to the Board of Directors. The Employee shall perform his duties and responsibilities hereunder at the Company's facility located in Easton, Pennsylvania or at such other location as may be established from time to time by the Board of Directors.

           3. Compensation. The Company shall pay the Employee, and the Employee
              ------------
hereby agrees to accept, as compensation for all services to be rendered to the Company and for the Employee's intellectual property covenants and assignments and covenant not to compete, as provided in Sections 5 and 6 hereof, the compensation set forth in this Section 3.

           3.1 Salary. Beginning on the Commencement Date, the Company shall pay
               ------
the Employee a base salary at the annual rate of Two Hundred Sixteen Thousand Dollars ($216,000) (as the same may hereafter be adjusted, the "Salary") during the term of this Agreement. The Salary shall be inclusive of all applicable income, social security and other taxes and charges that are required by law to be withheld by the Company (collectively, "Taxes") and shall be paid and withheld in accordance with the Company's normal payroll practices for its executive employees from time to time in effect.

           3.2 Bonus.  The  Employee  shall be  eligible to  participate  in the
               -----
Company's Officer Incentive Plan in effect for a particular fiscal year which provides an opportunity for an annual bonus of up to one hundred percent (100%) of the Salary then in effect based on the achievement of earnings targets as defined for such fiscal year by the Board of Directors. For the 2000 Fiscal Year, the earnings targets shall be as set forth in Fiscal Year 2000 Business Plan which shall be prepared under the oversight of the Employee and shall be submitted by the Employee of the Board of Directors prior to its May 1999 meeting for review and approval at such meeting by the Board of Directors in its sole discretion.

           3.3 Equity Participation.
               --------------------

                  (a) Incentive Stock Options. Effective as of June 1, 1999 (the
                      -----------------------
"Grant Date"), the Employee shall be granted "Incentive Stock Options" (as such term is defined in the Company's 1997 Equity Compensation Plan, as amended from time to time (the "Equity Compensation Plan")) to purchase forty thousand (40,000) shares of Common Stock under and subject to the terms of the Equity Compensation Plan, which shall vest at a rate of twenty five percent (25%) per year on each of the first four (4) anniversaries of the Grant Date; provided that as an express condition of receipt of such Incentive Stock Options, the Employee shall enter into and agree to be bound by the terms of the standard "Grant Instrument" (as such term is defined in the Equity Compensation Plan) applicable to the issuance of Incentive Stock Options under the Equity Compensation Plan.

                  (b)  Vesting.  In the event of a "Change of Control"  (as such
                       -------
term is defined in the Equity Compensation Plan), all rights to acquire Common Stock pursuant to the Grant of Incentive Stock Options described in Section 3.3(a) hereof shall fully accelerate and be immediately vested and exercisable; provided that, in the event such acceleration and vesting would make the Change of Control ineligible for pooling of interests accounting treatment, in lieu of such acceleration and vesting, the


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Company  shall make a payment to the  Employee in an amount equal to the benefit that would have inured to the Employee if such acceleration and vesting had occurred so long as such payment would not make the Change of Control ineligible for pooling of interests accounting treatment or otherwise impose adverse tax consequences on the Company. In no event shall any right to acquire Common Stock pursuant to the Grant Incentive Stock Options described in Section 3.3(a) hereof vest upon or following the termination of the Employee's employment with the Company, except as provided in the Equity Compensation Plan (as amended from time to time, including, without limitation, with respect to the vesting of restricted stock or incentive stock options in event of the death or disability of an employee of the Company) or the applicable Grant Instrument.

           3.4 Annual  Compensation  Review.  The Compensation  Committee of the
               ----------------------------
Board of Directors shall review the Employee's compensation annually which review shall include, without limitation, an evaluation of the Employee's contribution to the Company's annual financial performance, including pre-tax earnings, effective management of the Company's operations, and backlog adequacy.

           3.5 Fringe Benefits.  During the Term:
               ---------------

                  (a) The Employee shall be entitled to participate in all benefits programs made available to executive employees of the Company as described in the Benefits Guide attached hereto as Exhibit 3.5(a), as amended from time to time.


                  (b) The Employee shall be entitled to four (4) weeks paid vacation per year.

                  (c) The Company shall pay the Employee an automobile allowance of Four Hundred Ten Dollars ($410.00) per month; provided that the Employee shall be responsible for the lease/purchase, maintenance and/or repair of such automobile.

           3.6 Reimbursement of Expenses.
               -------------------------

                  (a) During the course of employment, the Employee shall be reimbursed for items of travel, food and lodging and miscellaneous expenses reasonably incurred by him on behalf of the Company, provided that such expenses are incurred, documented and submitted to the Company, all in accordance with the reimbursement policies of the Company as in effect from time to time.

                  (b) In connection with the Employee's relocation to the Easton, Pennsylvania area, the Employee shall be entitled to (i) the benefits set forth in the Company's Statement of Corporate Policy on Relocation of Salaried Employees attached hereto as Exhibit 3.7 (b), as amended from time to time, and (ii) additional relocation-related allowances; provided that the total amount which the Employee shall receive under this Section 3.6(b) shall be equal to an aggregate of One Hundred Fifty Thousand Dollars ($150,000) which amount shall be paid by the Company to the Employee in three equal installments of Fifty Thousand Dollars ($50,000) on April 30, 1999, May 31, 1999 and June 30, 1999.


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           4. Confidentiality. The Employee recognizes and acknowledges that the
              ---------------
Proprietary Information (as hereinafter defined) is a valuable, special and unique asset of the Company. As a result, both during the Term and thereafter, the Employee shall not, without the prior written consent of the Company, for any reason either directly or indirectly divulge to any third-party or use for his own benefit, or for any purpose other than the exclusive benefit of the Company, any confidential, proprietary, business and technical information or trade secrets of the Company or of any subsidiary or affiliate of the Company (the "Proprietary Information") revealed, obtained or developed in the course of his employment with the Company. Proprietary Information shall include, but shall not be limited to the intangible personal property described in Section 5(b) hereof and, in addition, technical information, including research design, results, techniques and processes; apparatus and equipment design; and computer
software;   technical  management  information,   including  project  proposals,
research plans, status reports, performance objectives and criteria, and analyses of areas for business development; and business information, including project, financial, accounting and personnel information, business strategies, plans and forecasts, customer lists, customer information and sales and marketing plans, efforts, information and data. In addition, "Proprietary Information" shall include all information and materials received by the Company or the Employee from a third party subject to an obligation of confidentiality and/or non-disclosure. Nothing contained herein shall restrict the Employee's ability to make such disclosures during the course of the employment as may be necessary or appropriate to the effective and efficient discharge of the duties required by or appropriate for the Position or as such disclosures may be required by law or by a governmental body or court. Furthermore, nothing contained herein shall restrict the Employee from divulging or using for his own benefit or for any other purpose any Proprietary Information that is readily available to the general public so long as such information did not become available to the general public as a direct or indirect result of the Employee's breach of this Section 4. Failure by the Company to mark any of the Proprietary Information as confidential or proprietary shall not affect its status as Proprietary Information under the terms of this Agreement.

           5.  Property.
               --------

                  (a) All right, title and interest in and to Proprietary Information shall be and remain the sole and exclusive property of the Company. During the Term, the Employee shall not remove from the Company's offices or premises any documents, records, notebooks, files, correspondence, reports, memoranda or similar materials of or containing Proprietary Information, or other materials or property of any kind belonging to the Company, unless necessary or appropriate in accordance with the duties and responsibilities required by or appropriate for the Position and, in the event that such materials or property are removed, all of the foregoing shall be returned to their proper files or places of safekeeping as promptly as possible after the removal shall serve its specific purpose. The Employee shall not make, retain, remove and/or distribute any copies of any of the foregoing for any reason whatsoever, except as may be necessary in the discharge of the assigned duties and shall not divulge to any third person the nature of and/or contents of any of the foregoing or of any other oral or written information to which he may have access or with which for any reason he may become familiar, except as disclosure shall be necessary in the performance of the duties; and upon the termination of his employment with the Company, he shall return to the Company all originals and


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copies of the foregoing  then in his  possession  or under his control,  whether prepared by the Employee or by others.

                  (b) (i) The Employee  acknowledges  that all right,  title and interest in and to any and all writings, documents, inventions, discoveries, ideas, developments, information, computer programs or instructions (whether in source code, object code, or any other form), algorithms, formulae, plans, memoranda, tests, research, designs, innovations, systems, analyses, specifications, models, data, diagrams, flow charts, and/or techniques (whether patentable or non-patentable or whether reduced to written or electronic form or otherwise) relating to the Business or any other business in which the Company or any of the Company's subsidiaries or affiliates is engaged during the Term that the Employee creates, makes, conceives, discovers or develops, either solely or jointly with any other person, at any time during the Term, during working hours or using any property or facility of the Company, and whether upon the request or suggestion of the Company or otherwise, (collectively, "Intellectual Work Product") shall be the sole and exclusive property of the Company. The Employee shall promptly disclose to the Company all Intellectual Work Product, and the Employee shall have no claim for additional compensation for the Intellectual Work Product.

                      (ii) The Employee acknowledges that all the Intellectual Work Product that is copyrightable shall be considered a work made for hire under United States Copyright Law. To the extent that any copyrightable Intellectual Work Product may not be considered a work made for hire under the applicable provisions of the United States Copyright Law, or to the extent that, notwithstanding the foregoing provisions, the Employee may retain an interest in any Intellectual Work Product, the Employee hereby irrevocably assigns and transfers to the Company any and all right, title, or interest that the Employee may have in the Intellectual Work Product under copyright, patent, trade secret and trademark law, in perpetuity or for the longest period otherwise permitted by law, without the necessity of further consideration. The Company shall be entitled to obtain and hold in its own name all copyrights, patents, trade secrets, and trademarks with respect thereto.

                      (iii)  The   Employee   shall   reveal   promptly   all
information relating to any Intellectual Work Product to the Board of Directors of the Company, cooperate with the Company and execute such documents as may be necessary or appropriate (A) in the event that the Company desires to seek copyright, patent or trademark protection, or other analogous protection, thereafter relating to the Intellectual Work Product, and when such protection is obtained, renew and restore the same, or (B) to defend any opposition proceedings in respect of obtaining and maintaining such copyright, patent or trademark protection, or other analogous protection.

           6. Covenant not to Compete.  The Employee shall not,  during the Term
              -----------------------
(except in the performance of the Employee's duties hereunder) and for a period of two (2) years immediately following the termination of the Employee's employment hereunder do any of the following directly or indirectly without the prior written consent of the Board of Directors in its sole discretion:

                  (a) engage or participate, directly or indirectly, in any business activity substantially competitive with the Business;



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                  (b) become interested (as owner, stockholder, lender, partner, co-venturer, director, officer, employee, agent, consultant or otherwise) in any person, firm, corporation, association or other entity engaged in any business that is competitive with the Business, or become interested in (as owner, stockholder, lender, partner, co-venturer, director, officer, employee, agent, consultant or otherwise) any portion of the business of any person, firm, corporation, association or other entity where such portion of such business is competitive with the Business or any other business in which the Company or any of the Company's subsidiaries or affiliates is engaged during the Term (notwithstanding the foregoing, the Employee may hold not more than five percent (5%) of the outstanding securities of any class of any publicly-traded securities of a company that is engaged in the Business);

                  (c) engage, either directly or indirectly, in any business activity substantially competitive with the Business with any (A) customer with whom the Company shall have dealt at any time during the one (1) year period immediately preceding the termination of the Employee's employment hereunder, or
(B) corporate partner, collaborator, independent contractor or supplier with whom the Company shall have dealt at any time during the one (1) year period immediately preceding the termination of the Employee's employment hereunder;

                  (d) influence or attempt to influence any then current or prospective supplier, customer, corporate partner, collaborator, or independent contractor of the Company to terminate or modify any written or oral agreement or course of dealing with the Company; or

                  (e) initiate any contract with any person with the purpose of influencing or attempting to influence any person either (i) to terminate or modify an employment, consulting, agency, distributorship or other arrangement with the Company, or (ii) to employ or retain, or arrange to have any other person or entity employ or retain, any person who has been employed or retained by the Company as an employee, consultant, agent or distributor of the Company at any time during the one (1) year period immediately preceding the termination of the Employee's employment hereunder.

           The Employee acknowledges that he has carefully read and considered the provisions of this Section 6. The Employee acknowledges that the foregoing restrictions may limit his ability to earn a livelihood in a business similar to the Business, but he nevertheless believes that he has received and will receive sufficient consideration and other benefits in connection with the payment by the Company of the compensation set forth in Sections 3 and 7 hereof to justify such restrictions, which restrictions the Employee does not believe would prevent him from earning a living in businesses that are not competitive with the Business and without otherwise violating the restrictions set forth herein.

           7.  Termination.  Upon termination of the Employee's employment
               -----------
hereunder, the Employee shall be entitled only to such compensation and benefits as described in this Section 7.

           7.1 Termination by the Company Without Cause.
               ----------------------------------------

                  (a) Notwithstanding anything to the contrary set forth herein, the Company shall have the right to terminate the Employee's employment hereunder at


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any time, for any reason or for no reason, with or without cause, effective upon the date designated by the Company upon written notice to the Employee.

                  (b) In the event of a termination of the Employee's employment hereunder pursuant to Section 7.1(a) hereof, the Employee shall be entitled to receive all accrued but unpaid (as of the effective date of such termination) Salary and the severance payments in the manner set forth in Section 7.1(c) hereof; provided that the Employee has complied with all of his obligations under this Agreement and continues to comply with all of his surviving obligations hereunder listed in Section 9 hereof. Except as specifically set forth in this Section 7.1, all Salary and Benefits shall cease at the time of such termination, except as required under applicable law and the Company shall have no liability or obligation hereunder by reason of or subsequent to such termination.

                  (c) In the event of the termination of the Employee's employment under Section 7.1(a) hereof, the Employee shall be entitled, as severance pay, to continue to receive his Salary for a period of twelve (12) months, subject to all applicable Taxes, as calculated on the basis of the Salary in effect at the date of termination and paid in the same manner as Salary was then paid hereunder.

           7.2    Termination for Cause.
                  ---------------------

                  (a) The Company shall have the right to terminate the Employee's employment hereunder at any time for "cause" upon written notice to the Employee.
For purposes of this Agreement, "cause" shall mean:

                         (i)   any material breach by the Employee of Sections
4, 5 or 6 hereof;

                         (ii)  any material breach by the Employee of any
material obligations under this Agreement, which breach has not been cured within thirty (30) days of written notice by the Company to the Employee;

                         (iii) conduct of the Employee involving disloyalty to
the Company or willful misconduct with respect to the Company, including without limitation fraud, embezzlement, theft or proven dishonesty in the course of the employment, which conduct or willful misconduct, if capable of cure, has not been cured within thirty (30) days of written notice by the Company to the Employee; or

                         (iv)  conviction  of a felony  or other  criminal  act,
provided that in the case of such other criminal act the Employee is sentenced to a term of more than one (1) year in prison.

                  (b) In the event of a termination of the Employee's employment hereunder pursuant to Section 7.2(a) hereof, the Employee shall be entitled to receive all accrued but unpaid (as of the effective date of such termination) Salary and such other benefits as are normally provided by the Company upon the death of an employee; provided that the Employee has complied with all of his obligations under this Agreement. All Salary and Benefits shall cease at the time of such termination, subject to the requirements of applicable law, and, except as specifically set forth in this Section 7.2, the Company shall have no liability or obligation hereunder by reason of or subsequent to such termination.


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           7.3    Termination by the Employee.
                  ---------------------------

                  (a)  Voluntary  Termination.  In  the  event  of  a  voluntary
                       ----------------------
termination by the Employee of his employment hereunder, the Employee will be entitled to receive all accrued and unpaid (as of the effective date of such termination) Salary; provided that the Employee has complied with all of his obligations under this Agreement. Except as specifically set forth in this
Section 7.3(a) or as provided by applicable law, the Company shall have no liability or obligation to the Employee for compensation or benefits hereunder by reason of or subsequent to such termination.

                  (b)  Termination by Death. In the event that the Employee dies
                       --------------------
during the Term, the Employee's employment hereunder shall be terminated thereby and the Company shall pay to the Employee's executors, legal representatives or administrators an amount equal to all accrued and unpaid (as of the date of death) Salary and any such other benefits as are normally provided by the Company upon the death of an employee; provided that the Employee has complied with all of his obligations under this Agreement. Except as specifically set forth in this Section 7.3(b) or as provided by applicable law, the Company shall have no liability or obligation hereunder to the Employee's executors, legal representatives, administrators, heirs or assigns or any other person claiming under or through him by reason of or subsequent to the Employee's death.

                  (c) Termination Following a Failure to make the Employee Chief
                      ----------------------------------------------------------
Executive  Officer.  In the event (i) the Board of  Directors  fails to make the
------------------
Employee the Chief Executive of the Company effective July 21, 1999 as required by Section 1 hereof and (ii) thereafter the Employee voluntarily terminates his employment hereunder, the Employee shall be entitled to receive all accrued but unpaid (as of the effective date of such termination) Salary and, as severance pay, to continue to receive his Salary for a period of twenty-four (24) months, subject to all applicable Taxes and paid in the same manner as Salary was then paid hereunder, provided that the Employee has complied with all of his obligations under this Agreement and continues to comply with all of his surviving obligations hereunder listed in Section 9 hereof. Except as specifically set forth in this Section 7.3(c), all Salary and Benefits shall cease at the time of such termination, except as required under applicable law and the Company shall have no liability or obligation hereunder by reason of or subsequent to such termination.

           7.4    Termination upon a Change of Control.
                  ------------------------------------

                  (a) During the one (1) year period following a Change of Control and:

                         (i)   in the event of the termination of the Employee's
employment hereunder pursuant to Section 7.1(a) hereof or of a Constructive Termination (as defined in Section 7.4(b) hereof) during the period commencing on the Commencement Date and ending on the first anniversary of the Commencement Date, in lieu of the severance pay described in Section 7.1(c) hereof, the Employee shall be entitled, as severance pay, to continue to receive his Salary for a period of twenty-four (24) months, subject to all applicable Taxes, calculated on the basis of the Salary in effect on the date of termination and paid in the same manner as Salary was then paid hereunder.



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                         (ii)  in the event of the termination of the Employee's
employment hereunder pursuant to Section 7.1(a) hereof or of a Constructive Termination during the period commencing on the first anniversary of the Commencement Date and ending on the second anniversary of the Commencement Date, in lieu of the severance pay described in Section 7.1(c) hereof, the Employee shall be entitled, as severance pay, to continue to receive his Salary for a period of eighteen (18) months, subject to all applicable Taxes, calculated on the basis of the Salary in effect on the date of termination and paid in the same manner as Salary was then paid hereunder.

                         (iii) in the event of the termination of the Employee's
employment hereunder pursuant to Section 7.1(a) hereof or of a Constructive Termination at any time after the second anniversary of the Commencement Date, the Employee shall be entitled to receive the severance pay described in Section 7.1(c) hereof.

                  (b) For purposes of this Section 7.4, "Constructive Termination" shall mean the termination of the Employee's employment hereunder by the Employee within one year of a Change of Control as a result of any of the following: (i) the Employee is demoted; (ii) the Employee's duties hereunder are materially altered in a manner unacceptable to the Employee at the sole discretion of the Employee; or (iii) the Salary is reduced.

           8.     Representations, Warranties and Covenants of the Employee.
                  ---------------------------------------------------------

                  (a) The Employee represents and warrants to the Company that:

                         (i)   to the best of the Employee's knowledge, there
are no restrictions, agreements or understandings whatsoever to which the Employee is a party which would prevent or make unlawful the Employee's execution of this Agreement or the Employee's employment hereunder, or which is or would be inconsistent or in conflict with this Agreement or the Employee's employment hereunder, or would prevent, limit or impair in any way the performance by the Employee of the obligations hereunder; and

                         (ii)  the Employee has disclosed to the Company all
restraints, confidentiality commitments or other employment restrictions that he has with any other employer, person or entity.

                  (b) The Employee covenants that in connection with his provision of services to the Company, he shall not breach any obligation (legal, statutory, contractual or otherwise) to any former employer or other person, including, but not limited to obligations relating to confidentiality and proprietary rights.

           9. Survival of Provisions. The provisions of this Agreement set forth
              ----------------------
in Sections 3.6, 4, 5, 6, 7, 8, 18 and 19 hereof shall survive the termination of the Employee's employment hereunder.

          10. Successors and Assigns. This Agreement shall inure to the benefit
              ----------------------
of and be binding upon the Company and the Employee and their respective successors, executors, administrators, heirs and/or assigns; provided that the

Employee shall not make any assignment of this Agreement or any interest herein, by operation of law or otherwise, without the prior written consent of the Company.

           11.  Notice.  Any notice  hereunder by either party shall be given by
                ------
personal delivery or by sending such notice by certified mail, return-receipt requested, or telecopied, addressed or telecopied, as the case may be, to the other party at its address set forth below or at such other address designated by notice in the manner provided in this section. Such notice shall be deemed to have been received upon the date of actual delivery if personally delivered or, in the case of mailing, two (2) days after deposit with the U.S. mail, or, in the case of facsimile transmission, when confirmed by the facsimile machine report.

                  (i)    if to the Company, to:

                         SI Handling Systems, Inc.
                         600 Kuebler Road
                         P.O. Box 70
                         Easton, Pennsylvania  18040-9295
                         Attention: Chairman of the Board
                         Telecopier:  (610) 253-0254

                         with a copy to:

                         Jeffrey P. Libson, Esquire
                         Pepper Hamilton LLP
                         1235 Westlakes Drive - Suite 400
                         Berwyn, Pennsylvania  19312-2401
                         Telecopier:  (610) 640-7835

                  (ii)   if to the Employee, to:

                         William Johnson

                         -------------------------------------------------------

                         -------------------------------------------------------

                         Telecopier:
                                     -------------------------------------------

                         with a copy to:

                         -------------------------------------------------------
                         -------------------------------------------------------
                         -------------------------------------------------------

                         Telecopier:
                                     -------------------------------------------

         12. Entire Agreement;  Amendments.  This Agreement  contains the entire
             -----------------------------
agreement and understanding of the parties hereto relating to the subject matter hereof, and merges and supersedes all prior and contemporaneous discussions, agreements and understandings of every nature between the parties hereto relating to the employment of the Employee with the Company. This Agreement may not be changed or modified, except by an agreement in writing signed by each of the parties hereto.

         13.  Waiver. The waiver of the breach of any term or provision of this
               ------
Agreement shall not operate as or be construed to be a waiver of any other or subsequent breach of this Agreement.

         14.  Governing Law. This  Agreement  shall be construed and enforced in
              -------------
accordance with the laws of the Commonwealth of Pennsylvania, without regard to the principles of conflicts of laws of any jurisdiction.

         15.  Invalidity. If any provision of this Agreement shall be determined
              ----------
to be void, invalid, unenforceable or illegal for any reason, the validity and enforceability of all of the remaining provisions hereof shall not be affected thereby. If any particular provision of this Agreement shall be adjudicated to be invalid or unenforceable, such provision shall be deemed amended to delete therefrom the portion thus adjudicated to be invalid or unenforceable, such amendment to apply only to the operation of such provision in the particular jurisdiction in which such adjudication is made; provided that, if any provision contained in this Agreement shall be adjudicated to be invalid or unenforceable because such provision is held to be excessively broad as to duration, geographic scope, activity or subject, such provision shall be deemed amended by limiting and reducing it so as to be valid and enforceable to the maximum extent compatible with the applicable laws of such jurisdiction, such amendment only to apply with respect to the operation of such provision in the applicable jurisdiction in which the adjudication is made.

         16.  Section Headings.  The section headings in this Agreement are for
              ----------------
convenience only; they form no part of this Agreement and shall not affect its interpretation.

         17.  Number of Days.  In  computing  the number of days for purposes of
              --------------
this Agreement, all days shall be counted, including Saturdays, Sundays and legal holidays; provided that, if the final day of any time period falls on a Saturday, Sunday or day which is a legal holiday in the Commonwealth of Pennsylvania, then such final day shall be deemed to be the next day which is not a Saturday, Sunday or legal holiday.

         18.  Specific  Enforcement; Consent to Suit. The Employee  acknowledges
              --------------------------------------
that the restrictions contained in Sections 4, 5 and 6 hereof are reasonable and necessary to protect the legitimate interests of the Company and its affiliates and that the Company would not have entered into this Agreement in the absence of such restrictions. The Employee also acknowledges that any breach by him of Sections 4, 5 or 6 hereof will cause continuing and irreparable injury to the Company for which monetary damages would not be an adequate remedy. The Employee shall not, in any action or proceeding to enforce any of the provisions of
Section 4, 5 or 6 hereof, assert the claim or defense that an adequate remedy at law exists. In the event of such breach by the Employee, the Company shall have the right to enforce the provisions of Section 4, 5 or 6 hereof by seeking injunctive or other relief in any court, and this Agreement shall not in any way limit remedies of law or in equity otherwise available to the Company. Any legal proceeding to enforce the provisions of Section 4, 5 or 6 hereof shall be instituted in the Court of Common Pleas of Northampton County, Pennsylvania, or if such court does not have jurisdiction or will not accept jurisdiction, in any state or federal court of general jurisdiction in the Commonwealth of
Pennsylvania, and, for such purpose, the Employee hereby consents to the personal and exclusive jurisdiction of such court and hereby waives any objection that the Employee may have to the laying of venue of any such proceeding and any claim or defense of inconvenient forum. Notwithstanding the foregoing to the contrary, the Company shall have the right to institute legal proceedings to enforce the provisions of Section 4, 5 or 6 hereof in any court with jurisdiction over the Employee. In any legal proceeding seeking to enforce or interpret the terms of Section 4, 5 or 6 hereof, each party shall be responsible for its own costs, expenses and disbursements, including attorneys' fees.

         19.  Arbitration.  Subject to the last  sentence of this Section 19, if
              -----------
any dispute arises over the terms of this Agreement between the parties to this Agreement, either the Employee or the Company shall submit the dispute to binding arbitration within thirty (30) days after such dispute arises, to be governed by the evidentiary and procedural rules of the American Arbitration Association (Commercial Arbitration). The Employee and the Company shall mutually select one (1) arbitrator within ten (10) days after a dispute is submitted to arbitration. In the event that the parties do not agree on the identity of the arbitrator within such period, the arbitrator shall be selected by the American Arbitration Association. The arbitrator shall hold a hearing on the dispute in Northampton County, Pennsylvania within thirty (30) days after having been selected and shall issue a written opinion within fifteen (15) days after the hearing. The arbitrator shall also decide on the allocation of the costs of the arbitration to the respective parties, but the Employee and the Company shall each be responsible for paying the fees of their own legal counsel, if legal counsel is obtained. Either the Employee or the Company, or both parties, may file the decision of the arbitrator as a final, binding and unappealable judgment in a court of appropriate jurisdiction. Notwithstanding the foregoing provisions of this Section 19 to the contrary, matters in which an equitable remedy or injunctive relief is sought by a party, including but not limited to the remedies referred to in Section 18 hereof, shall not be required to be submitted to arbitration, if the party seeking such remedy or relief objects thereto, but shall instead be subject to the provisions of Section 18 hereof.

         20.  Counterparts.  This Agreement may be executed in one or more
              ------------
counterparts, each of which shall be deemed an original, and all of which together shall be deemed to be one and the same instrument.

                          [one signature page follows]

         IN WITNESS WHEREOF, the parties have caused this Executive Employment Agreement to be executed the day and year first written above.



                                   SI HANDLING SYSTEMS, INC.




                                   By:     /s/ Edward J. Fahey
                                           -------------------------------------
                                   Title:  Chairman of the Board of Directors
                                           -------------------------------------





                                           /s/ William Johnson
                                           -------------------------------------
                                           William Johnson